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Dear Fountain Square Fund Shareholder:

In appreciation of our customers, Friday, May 3, has been proclaimed Fifth Third Day! In celebration, Fifth Third Bank, the investment advisor to the Fountain Square(R) Funds, and Fifth Third Securities, Inc. are having a money sale.

From April 29 to May 3, 1996, shareholders who increase their investment in a Fountain Square Stock or Bond Mutual Fund can receive a $53 investment bonus in shares purchased by Fifth Third Bank*. Now is the time to make an addition to your investment. Also, look for other special offers on Fifth Third Bank deposit and loan products throughout the week.

For more details on the Fifth Third Day special offers, call your Fifth Third Securities, Inc. Investment Representative at 1-800-334-0483. Please join us for the World's Largest Fifth Third Party and Money Sale!

Sincerely:


Peter Bielan
Vice President and Manager


This letter is a supplement to your prospectus. Please keep this letter with your prospectus.

*$1,000 minimum addition to account and 6 month minimum holding period required. One investment bonus per customer.

Fifth Third Securities, Inc. is not a bank. Investments made through Fifth Third Securities, Inc. and investments in the Fountain Square Funds are: NOT INSURED BY THE FDIC or any other government agency, are not deposits or obligations of Fifth Third Bank; are not endorsed or guaranteed by Fifth Third Bank, and are subject to investment risks including possible loss of principal. For more complete information about the funds including charges and expenses, please consult your prospectus or contact Fifth Third Securities, Inc. at 1-800-334-0483 for a prospectus. Please read it carefully before you invest or send money.

Fifth Third Securities, Inc., a member of NASD and SIPC, is a full-service brokerage subsidiary of Fifth Third Bank. Accounts are carried with BHC Securities, Inc., a member of NYSE and SIPC. The investment advisor to the Fountain Square Funds is Fifth Third Bank.